UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 15, 2005
                                                ______________________________


                     First Keystone Financial, Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



     Pennsylvania               000-25328                   23-2576479
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)



22 West State Street, Media, Pennsylvania                   19063
______________________________________________________________________________
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code  (610) 565-6210
                                                   ___________________________


                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 2.02   Results of Operations and Financial Condition
            _____________________________________________

     On August 15, 2005, First Keystone Financial, Inc. (the
"Company") reported its results of operations for the quarter ended June 30, 2005.

     For additional information, reference is made to the Company's press release dated August 15, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

ITEM 9.01   Financial Statements and Exhibits
            _________________________________

            (a)  Not applicable.
            (b)  Not applicable.
            (c)  Exhibits

            The following exhibits are filed herewith.


     Exhibit Number      Description
     __________________  _______________________________________

     99.1                Press release dated August 15, 2005.


























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                             SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 FIRST KEYSTONE FINANCIAL, INC.



Date:  August 18, 2005             By:   /s/Rose M. DiMarco
                                         ____________________________
                                         Rose M. DiMarco
                                         Chief Financial Officer








































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